SHAREHOLDER LETTER

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Your Fund's Goal: Franklin Gold Fund seeks capital appreciation with current income, by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to bring you this semiannual report of Franklin Gold Fund, which covers the six months ended January 31, 2000. During this time, commodity prices generally increased appreciably, with the Goldman Sachs Commodity Index (GSCI) rising 24.31% between August 1, 1999 and January 31, 2000.(1) The period under review was also characterized by a strong recovery in the price of gold, which languished near $253 per ounce throughout August, spiked to a high of $326 an ounce in early October, then settled into the $275 to $300 range for the remainder of the reporting period.

At the outset, the possibility that European central banks might sell their gold reserves, coupled with weakness in the Japanese yen and general economic malaise in the Pacific Rim region, limited the appeal of gold and kept its price near 20-year lows. But by the end of September, gold surged above the $300 mark as Japan's currency recovered and 15 European central banks agreed to restrict sales of gold bullion for the next five years.


CONTENTS

Shareholder Letter .......................................................     1

Special Update ...........................................................     6

Performance Summary ......................................................     8

Financial Highlights & Statement of Investments ..........................    10

Financial Statements .....................................................    16

Notes to Financial Statements ............................................    19

Tax Designation ..........................................................    23


[PYRAMID GRAPH]

(1) Source: Bloomberg. Measured in U.S. dollars and includes reinvested dividends. The GSCI is comprised of the world's major commodities, including oil, and precious and base metals.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 14.

[PIECHART]

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
1/31/00

South Africa                                                               34.3%
United States                                                              23.6%
Canada                                                                     19.8%
Australia                                                                   5.8%
Other Countries                                                            10.9%
Cash & Short-Term Securities                                                5.6%

The announcement of this moratorium spurred the largest one-day price increase in gold in over 10 years, giving gold-mining stocks a significant upward boost. But the rally did not last. Demand for gold and related jewelry fizzled as prices rose; inflation fears were not worrisome despite rising interest rates; and the red-hot stock market maintained its upward trend despite renewed signs of investor caution.

During the reporting period, prices of other commodities and specialty metals in which the fund invests, especially platinum and palladium, rose significantly. On January 28, 2000, palladium reached an all-time high of $485.50 per ounce.

Due to a rise in the prices of gold bullion, other precious metals, and related mining stocks, Franklin Gold Fund - Class A posted a +8.64% six-month cumulative total return for the reporting period, as discussed in the Performance Summary on page 8. Over the same period, the Standard and Poor's(R) 500 Composite Index (S&P 500(R)) appreciated 5.59%, while the Financial Times Gold Mines Index declined 3.01%.(2)


(2) Source: Standard & Poor's Micropal.
The S&P 500 Composite Index consists of 500 domestic stocks spread across all major industry groups. The Index serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest companies on the New York Stock Exchange.
The Financial Times Gold Mines Index is compiled by the Financial Times, Goldman Sachs & Co., and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries.
Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

We remained geographically diversified across all major gold-producing regions of the world, and made no major shifts in industry or geographic exposure during the reporting period. In maintaining our conservative investment strategy, we focused on quality companies with solid production profiles, low costs, sound balance sheets and strong management teams. This can be demonstrated by three of the fund's top holdings: Newmont Mining Corp., Barrick Gold Corp. and AngloGold Ltd., all of which are large-cap, low-cost gold producers with established production histories and, in our assessment, excellent management.

AngloGold is a great restructuring story and one of the better performers during the period. In January, the firm made a successful bid for Australia's Acacia Resources and became a truly global company. It is now asserting itself as the largest gold mining company in the world, producing over seven million ounces of gold per year while acquiring projects in the Americas that we feel will establish a base from which to further expand in 2000.

Barrick Gold continues to deliver strong growth in production and reserves. Barrick produced almost 3.7 million ounces in 1999 and expects to produce over 5 million ounces by 2003 as two new projects come online.

Newmont Mining, which continues to be a core holding of the fund, reduced its cash costs (direct cost of mining excluding depreciation and expansion capital) in the last half of 1999, and has plans to reduce them even further in 2000.


TOP 10 HOLDINGS
1/31/00

COMPANY,                                                                % OF TOTAL
COUNTRY                                                                 NET ASSETS
----------------------------------------------------------------------------------
Newmont Mining Corp.,
United States                                                               9.6%

Barrick Gold Corp.,
Canada                                                                      9.1%

Impala Platinum Holdings Ltd.,
South Africa                                                                9.0%

Anglo American Platinum
Corp. Ltd., ADR,
South Africa                                                                9.0%

Stillwater Mining Co.,
United States                                                               8.5%

AngloGold Ltd.,
South Africa                                                                7.2%

De Beers Consolidated
Mines AG, ADR,
South Africa                                                                4.9%

Franco-Nevada Mining
Corp. Ltd.,
Canada                                                                      4.9%

Compania de Minas
Buenaventura SA, ADR,
Peru                                                                        4.1%

Rio Tinto PLC,
United Kingdom                                                              3.9%


[BARCHART]

INDUSTRY BREAKDOWN
BASED ON TOTAL NET ASSETS
1/31/00

Long-Life Gold Mines                                                       43.0%
Platinum                                                                   26.5%
Mining Finance Companies                                                   11.6%
Gold & Diversified Resources                                                7.7%
Medium-Life Gold Mines                                                      5.6%
Cash & Short-Term Securities                                                5.6%

Due to rising platinum and palladium prices, the shares of companies producing both metals provided excellent returns for the fund over the six-month period. Impala Platinum Holdings Ltd., Anglo American Platinum Corp., and Stillwater Mining Co. all performed remarkably in this regard. With the 2000 outlook for platinum looking quite strong, we believe Impala, Anglo American, and Stillwater should have another year of impressive results. Reflecting the importance we assign to diversification, other non-gold holdings during the reporting period included diamond producer De Beers Consolidated Mines AG ADR, poly-metallic producer Rio Tinto PLC (copper, aluminum, coal and industrial minerals), and Franco-Nevada Corp. Ltd. (base and precious metals, oil and gas), which merged with sister company Euro Nevada Mining in September 1999.

Looking forward, we expect markets to be volatile during the remainder of 2000, but believe that supply and demand fundamentals for gold appear to be improving, and that the price of gold bullion could trend higher throughout the year. Increased discipline by the world's central banks should help narrow any overhang between supply and demand, and we expect jewelry demand to rise thanks to an improving global economy. In our opinion, the current environment of looming inflation and lofty stock market valuations validates a philosophy of portfolio diversification. Gold continues to be insurance for a broad-based portfolio, because it is an asset that cannot be tied to any financial system, giving it stability during times of crisis and providing excellent diversification against the overall market. However, as discussed in the prospectus, investing in gold and other precious metals is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets.

We appreciate your participation in Franklin Gold Fund and welcome any comments or suggestions you may have.

Sincerely,


/s/ R. Martin Wiskemann
R. Martin Wiskemann



/s/ Stephen M. Land
Stephen M. Land

Portfolio Managers
Franklin Gold Fund


This discussion reflects our views, opinions and portfolio holdings as of January 31, 2000, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

THE PRICE OF GOLD

[SPECIAL UPDATE GRAPHIC]

Our reports on Franklin Gold Fund often refer to the price of gold bullion and its affects upon the value of the fund. But what affects the price of gold?

THE ECONOMY

In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold has historically maintained its value as a hard asset, often outperforming traditional investments. However, in times of stable economic growth, traditional investments could offer greater appreciation potential.

POLITICS

Gold also tends to maintain or rise in value during times of heightened political instability. People looking for a "safe" place to store their money often choose gold, based on portability and its value as a global currency.

SUPPLY

Supply affects the price of gold, and gold mining companies can impact the supply of gold by increasing or decreasing production. For example, when gold prices are relatively low, mining companies close high-cost mines because production is not profitable. By decreasing gold production, these companies would curtail supply, which might lead to higher prices for the metal. Supply is also affected by the amount of gold bullion held in reserve by the central banks of many countries. When one or more of these banks sell a portion of their holdings, current supply increases, which in turn can lead to lower bullion prices.

DEMAND

Demand also impacts the price of gold. At least two-thirds of the gold produced is used in jewelry. An increase in worldwide demand for jewelry could lead to an increase in the price of gold bullion, while economic weakness such as recession may result in lower demand for jewelry. Industrial consumption (electronics) and investor hoarding also affect demand, and a weaker U.S. dollar could increase demand for gold bullion in other countries.

During the past six months, many of these factors influenced the price of gold, which the following graph illustrates:


The Price of Gold per Ounce
7/31/99 - 1/31/00

[PRICE OF GOLD LINEGRAPH]

    DATE      VALUE*
    ----     -------
  07/31/99    255.950
  08/06/99    256.150
  08/13/99    260.650
  08/20/99    257.400
  08/27/99    253.750
  09/03/99    254.250
  09/10/99    256.550
  09/17/99    255.250
  09/24/99    268.750
  10/01/99    309.000
  10/08/99    320.150
  10/15/99    315.150
  10/22/99    302.400
  10/29/99    299.200
  11/05/99    290.500
  11/12/99    291.300
  11/19/99    295.000
  11/26/99    297.120
  12/03/99    279.800
  12/10/99    278.950
  12/17/99    283.600
  12/24/99    287.625
  12/31/99    288.000
  01/07/00    281.750
  01/14/00    284.200
  01/21/00    289.100
  01/31/00    283.500

* U.S. dollars per troy oz.

SIX-MONTH PERFORMANCE SUMMARY AS OF 1/31/2000

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

Six-Month Total Return                    8.64%
Net Asset Value (NAV)                     (7/31/99) $8.30          (1/31/00) $8.98
Change in NAV                             +$0.68

Distributions (7/31/99 - 1/31/00)         Dividend Income          $0.0388

CLASS B

Six-Month Total Return                    8.47%
Net Asset Value (NAV)                     (7/31/99) $8.26          (1/31/00) $8.92
Change in NAV                             +$0.66

Distributions (7/31/99 - 1/31/00)         Dividend Income          $0.0413

CLASS C

Six-Month Total Return                    8.40%
Net Asset Value (NAV)                     (7/31/99) $8.23          (1/31/00) $8.92
Change in NAV                             +$0.69

Distributions (7/31/99 - 1/31/00)         Dividend Income          $0.0010

ADVISOR CLASS

Six-Month Total Return                    8.82%
Net Asset Value (NAV)                     (7/31/99) $8.49          (1/31/00) $9.19
Change in NAV                             +$0.70

Distributions (7/31/99 - 1/31/00)         Dividend Income          $0.0504

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE

AS OF QUARTER ENDED 12/31/99

                                                                           INCEPTION
CLASS A                                1-YEAR      5-YEAR     10-YEAR      (5/19/69)
------------------------------------------------------------------------------------
Cumulative Total Return(1)              25.39%     -25.66%     -16.45%       190.33%

Average Annual Total Return(2)          18.20%      -6.87%      -2.36%         3.34%

Value of $10,000 Investment(3)        $11,820     $ 7,004     $ 7,873       $27,354

                                                                           INCEPTION
CLASS B                                                        1-YEAR       (1/1/99)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                                      24.52%        24.52%

Average Annual Total Return(2)                                  20.52%        20.52%

Value of $10,000 Investment(3)                                $12,052       $12,052

                                                                           INCEPTION
CLASS C                                             1-YEAR     3-YEAR      (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                           24.46%    -27.10%       -28.26%

Average Annual Total Return(2)                       22.19%    -10.29%        -7.06%

Value of $10,000 Investment(3)                     $12,219    $ 7,219       $ 7,103

                                                                           INCEPTION
ADVISOR CLASS(4)                        1-YEAR     5-YEAR      10-YEAR     (5/19/69)
------------------------------------------------------------------------------------
Cumulative Total Return(1)               25.95%    -22.48%      -12.87%      202.78%

Average Annual Total Return(2)           25.95%     -4.96%       -1.37%        3.68%

Value of $10,000 Investment(3)         $12,595    $ 7,752      $ 8,713     $ 30,278


----------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 120-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b 1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), cumulative and average annual total returns for Advisor Class shares were -22.28% and -8.06%, respectively.

   -----------------------------------------------------------------------------
      Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
   -----------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN GOLD FUND
Financial Highlights

                                                                                     CLASS A
                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED               YEAR ENDED JULY 31,
                                                  JANUARY 31, 2000   -----------------------------------------------------------
                                                    (UNAUDITED)(c)   1999(c)       1998          1997         1996         1995
                                                    --------------   -------       ----          ----         ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $8.30        $7.48       $11.44        $14.65       $15.07       $14.88
                                                         -----        -----       ------        ------       ------       ------
Income from investment operations:
 Net investment income .........................           .04          .07          .10           .07          .21          .18
 Net realized and unrealized gains (losses) ....           .68          .79        (3.96)        (2.37)         .01          .27
                                                         -----        -----       ------        ------       ------       ------
Total from investment operations ...............           .72          .86        (3.86)        (2.30)         .22          .45
                                                         -----        -----       ------        ------       ------       ------
Less distributions from:
 Net investment income .........................          (.04)        (.04)        (.10)         (.09)        (.13)        (.20)
 In excess of net investment income ............            --           --           --            --           --         (.06)
 Net realized gains ............................            --           --           --          (.82)        (.51)          --
                                                         -----        -----       ------        ------       ------       ------
Total distributions ............................          (.04)        (.04)        (.10)         (.91)        (.64)        (.26)
                                                         -----        -----       ------        ------       ------       ------
Net asset value, end of period .................         $8.98        $8.30       $ 7.48        $11.44       $14.65       $15.07
                                                         -----        -----       ------        ------       ------       ------

Total return(a) ................................          8.64%       11.51%      (33.83)%      (16.45)%       1.65%        3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $197,839     $205,889     $189,591      $291,544     $364,032     $391,966
Ratios to average net assets:
 Expenses ......................................          1.22%(b)     1.31%        1.19%         1.05%         .95%         .95%
 Net investment income .........................           .84%(b)      .85%        1.05%          .55%         .99%        1.20%
Portfolio turnover rate ........................          1.50%        4.29%        6.09%        16.05%       28.74%        6.36%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized.

(c) Based on average shares outstanding.

FRANKLIN GOLD FUND
Financial Highlights (continued)

                                                                                            CLASS B
                                                                                            -------
                                                                              SIX MONTHS ENDED
                                                                              JANUARY 31, 2000       PERIOD ENDED
                                                                                (UNAUDITED) (d)     JULY 31, 1999 (c),(d)
                                                                                ---------------     ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                   $8.26          $7.72
                                                                                       -----          -----
Income from investment operations:
 Net investment loss                                                                    (.02)          (.04)
 Net realized and unrealized gains                                                       .72            .58
                                                                                       -----          -----
Total from investment operations                                                         .70            .54
Less distributions from net investment income                                           (.04)            --
                                                                                       -----          -----
Net asset value, end of period                                                         $8.92          $8.26
                                                                                       =====          =====

Total return (a)                                                                        8.47%          6.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                     $3,409         $1,217
Ratios to average net assets:
 Expenses                                                                               1.98%(b)       2.10%(b)
 Net investment income                                                                  (.46)%(b)      (.84)%(b)
Portfolio turnover rate                                                                 1.50%          4.29%



a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c For the period January 1, 1999 (effective date) to July 31, 1999. d Based on average shares outstanding.


FRANKLIN GOLD FUND
Financial Highlights (continued)

                                                                                CLASS C
                                          -------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          JANUARY 31, 2000               YEAR ENDED JULY 31,
                                                                         -------------------
                                            (UNAUDITED)(d)       1999(d)     1998        1997        1996       1995(c,d)
                                            --------------       -------     ----        ----        ----       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period             $   8.23       $  7.43    $ 11.37      $ 14.61     $ 15.05     $ 15.02
                                                 --------       -------    -------      -------     -------     -------
Income from investment operations:
 Net investment income (loss)                        --             .01        .03         (.02)        .12         .12
 Net realized and unrealized gains (losses)           .69           .80      (3.93)       (2.38)       (.02)        .09
                                                 --------       -------    -------      -------     -------     -------
Total from investment operations                      .69           .81      (3.90)       (2.40)        .10         .21
                                                 --------       -------    -------      -------     -------     -------
Less distributions from:
 Net investment income                               --  (e)       (.01)      (.04)        (.02)       (.03)       (.12)
 In excess of net investment income                  --              --         --           --          --        (.06)
 Net realized gains                                  --              --         --         (.82)       (.51)       --
                                                 --------       -------    -------      -------     -------     -------
Total distributions                                  --            (.01)      (.04)        (.84)       (.54)       (.18)
                                                 --------       -------    -------      -------     -------     -------
Net asset value, end of period                   $   8.92       $  8.23    $  7.43      $ 11.37     $ 14.61     $ 15.05
                                                 ========       =======    =======      =======     =======     =======
Total return (a)                                     8.40%        10.85%    (34.35)%     (17.18)%       .81%       1.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                $ 26,364       $23,473    $20,353      $20,783     $12,977     $ 3,104
Ratios to average net assets:
 Expenses                                            1.98%(b)      2.07%      1.96%        1.83%       1.74%     1.73%(b)
 Net investment income (loss)                        (.02)%(b)      .08%       .25%        (.16)%       .16%      .33%(b)
Portfolio turnover rate                              1.50%         4.29%      6.09%       16.05%      28.74%       6.36%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c For the period May 1, 1995 (effective date) to July 31, 1995.

d Based on average shares outstanding.

e The fund made an income distribution of $.001.


FRANKLIN GOLD FUND
Financial Highlights (continued)

                                                                                       ADVISOR CLASS
                                                               ------------------------------------------------
                                                               SIX MONTHS ENDED     YEAR ENDED JULY 31,
                                                               JANUARY 31, 2000   -----------------------------
                                                               (UNAUDITED)(d)     1999(d)     1998      1997(c)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                    $8.49      $7.61    $11.43    $13.12
                                                                        -----      -----    ------    ------
Income from investment operations:
 Net investment income                                                    .04        .08       .14       .07
 Net realized and unrealized gains (losses)                               .71        .85     (3.84)    (1.67)
                                                                        -----      -----    ------    ------
Total from investment operations                                          .75        .93     (3.70)    (1.60)
Less distributions from net investment income                            (.05)      (.05)     (.12)     (.09)
                                                                        -----      -----    ------    ------
Net asset value, end of period                                          $9.19      $8.49     $7.61    $11.43
                                                                        -----      -----    ------    ------
Total return (a)                                                         8.82%     12.30%   (32.46)%  (12.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                      $3,704     $3,204    $2,207    $3,211
Ratios to average net assets:
 Expenses                                                                 .98%(b)   1.08%      .96%      .83%(b)
 Net investment income                                                    .94%(b)    .98%     1.30%      .80%(b)
Portfolio turnover rate                                                  1.50%      4.29%     6.09%    16.05%

(a) Total return is not annualized for periods less than one year.

(b) Annualized.

(c) For the period January 2, 1997 (effective date) to July 31, 1997.

(d) Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN GOLD FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2000 (UNAUDITED)

                                                                                 SHARES/
                                                     COUNTRY                    WARRANTS                   VALUE
                                                     -------                    --------                   -----
    COMMON STOCKS 94.4%
    GOLD & DIVERSIFIED RESOURCES 7.7%
(a) Freeport-McMoRan Copper & Gold Inc., A         United States                308,011                $ 4,928,176
    Orogen Minerals Ltd., GDR                      Australia                     54,000                    547,573
    Rio Tinto PLC                                  United Kingdom               477,401                  8,929,602
    Teck Corp., B                                  Canada                       382,100                  3,322,838
                                                                                                      ------------
                                                                                                        17,728,189
                                                                                                      ------------

    LONG LIFE GOLD MINES 43.0%
    AngloGold Ltd.                                 South Africa                 235,535                 11,428,701
    AngloGold Ltd., ADR                            South Africa                 218,822                  5,251,728
    Ashanti Goldfields Co. Ltd., GDR               Ghana                        933,050                  2,565,888
    Barrick Gold Corp.                             Canada                     1,282,249                 20,996,827
    Compania de Minas Buenaventura SA, ADR         Peru                         456,993                  8,568,619
    Compania de Minas Buenaventura SA, B           Peru                         100,593                    939,502
    Gold Fields Ltd.                               South Africa                 774,999                  3,168,525
    Gold Fields Ltd., ADR                          South Africa                 639,528                  2,558,112
    Harmony Gold Mining Co. Ltd.                   South Africa                 473,000                  2,653,387
    Homestake Mining Co.                           United States              1,174,194                  7,779,035
(a) Lihir Gold Ltd.                                Australia                  1,049,600                    522,119
(a) Lihir Gold Ltd., ADR, 144A                     Australia                     50,000                    559,375
    Newmont Mining Corp.                           United States              1,087,745                 22,162,804
    Placer Dome Inc.                               Canada                       933,820                  8,404,380
(a) TVX Gold Inc.                                  Canada                       997,000                    736,276
    Western Areas Ltd.                             South Africa                 357,979                  1,191,278
    Western Areas Ltd., ADR                        South Africa                  23,523                     78,280
                                                                                                      ------------
                                                                                                        99,564,836
                                                                                                      ------------

    MEDIUM LIFE GOLD MINES 5.6%
(a) Battle Mountain Canada Inc.                    Canada                       583,600                  1,087,528
(a) Newcrest Mining Ltd.                           Australia                  1,065,050                  2,628,646
(a) Niugini Mining Ltd.                            Australia                    133,750                    134,773
(a) Niugini Mining Ltd., ADR                       Australia                    610,000                    614,664
    Normandy Mining Ltd.                           Australia                  5,352,451                  3,550,072
    Sons of Gwalia Ltd.                            Australia                  1,575,500                  4,822,928
                                                                                                      ------------
                                                                                                        12,838,611
                                                                                                      ------------

    MINING FINANCE COMPANIES 11.6%
    Anglo American PLC                             United Kingdom                64,025                  3,640,426
    Anglo American PLC, ADR                        United Kingdom                10,000                    567,500
    De Beers Consolidated Mines AG, ADR            South Africa                 435,600                 11,434,500
    Franco-Nevada Mining Corp. Ltd.                Canada                       778,614                 11,285,040
                                                                                                      ------------
                                                                                                        26,927,466
                                                                                                      ------------

    PLATINUM 26.5%
    Anglo American Platinum Corp. Ltd., ADR        South Africa                 690,138                 20,779,054
    Impala Platinum Holdings Ltd.                  South Africa                 240,000                 10,496,791
    Impala Platinum Holdings Ltd., ADR             South Africa                 237,800                 10,400,570
(a) Stillwater Mining Co.                          United States                550,050                 19,595,532
                                                                                                      ------------
                                                                                                       61,271,947
                                                                                                      ------------
    TOTAL COMMON STOCKS (COST $242,088,276)                                                            218,331,049
                                                                                                      ------------

FRANKLIN GOLD FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2000 (UNAUDITED) (CONT.)

                                                                             PRINCIPAL
                                                                               AMOUNT                    VALUE
--------------------------------------------------------------------------------------------------------------------
 (b)REPURCHASE AGREEMENT 3.7%
    Joint Repurchase Agreement, 5.689%, 2/01/00,
    (Maturity Value $8,686,409) (COST $8,685,037)                            $8,685,037                $ 8,685,037
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear Stearns & Co. Inc.
       Chase Securities Inc.
       Donaldson, Lufkin & Jenrette Securities Corp.
       Dresdner Kleinwort Benson, North America LLC
       Paine Webber Inc.
       Paribas Corp.
       Societe Generale
       Warburg Dillon Read LLC
         Collateralized by U.S. Treasury Bills and Notes
                                                                                                      ------------
    TOTAL INVESTMENTS (COST $250,773,313) 98.1%                                                        227,016,086
    OTHER ASSETS, LESS LIABILITIES 1.9%                                                                  4,299,737
                                                                                                      ------------
    NET ASSETS 100.0%                                                                                 $231,315,823
                                                                                                      ------------

(a) Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At January 31, 2000, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN GOLD FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2000 (UNAUDITED)

Assets:
 Investments in securities:
   Cost                                                                                      $250,773,313
                                                                                             ------------
   Value                                                                                      227,016,086
 Receivables:
   Investment securities sold                                                                   2,889,055
   Capital shares sold                                                                          2,563,588
                                                                                             ------------
        Total assets                                                                          232,468,729
                                                                                             ------------
Liabilities:
 Payables:
   Capital shares redeemed                                                                        608,766
   Affiliates                                                                                     314,812
   Shareholders                                                                                   202,803
 Other liabilities                                                                                 26,525
                                                                                             ------------
        Total liabilities                                                                       1,152,906
                                                                                             ------------
        Net assets, at value                                                                 $231,315,823
                                                                                             ------------
Net assets consist of:
 Undistributed net investment income                                                          $   757,091
 Net unrealized depreciation                                                                  (23,756,568)
 Accumulated net realized loss                                                                (43,117,532)
 Capital shares                                                                               297,432,832
                                                                                             ------------
        Net assets, at value                                                                 $231,315,823
                                                                                             ------------
CLASS A:
 Net asset value per share* ($197,839,149 / 22,020,782 shares outstanding)                          $8.98
                                                                                             ------------
 Maximum offering price per share ($8.98 / 94.25%)                                                  $9.53
                                                                                             ------------
CLASS B:
 Net asset value and maximum offering price per share*
  ($3,409,100 / 382,096 shares outstanding)                                                         $8.92
                                                                                             ------------
CLASS C:
 Net asset value per share* ($26,363,689 / 2,954,188 shares outstanding)                            $8.92
                                                                                             ------------
 Maximum offering price per share ($8.92 / 99%)                                                     $9.01
                                                                                             ------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($3,703,885 / 402,832
   shares outstanding)                                                                              $9.19
                                                                                             ------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN GOLD FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)

Investment income:
(net of foreign taxes and fees of $144,529)
  Dividends .............................................................................  $ 2,265,480
  Interest ..............................................................................      308,876
                                                                                           -----------
       Total investment income ..........................................................    2,574,356
                                                                                           -----------
Expenses:
  Management fees (Note 3) ..............................................................      690,649
  Distribution fees (Note 3)
     Class A ............................................................................      263,787
     Class B ............................................................................       12,934
     Class C ............................................................................      133,049
  Transfer agent fees (Note 3) ..........................................................      380,752
  Custodian fees ........................................................................       29,405
  Reports to shareholders ...............................................................       64,460
  Registration and filing fees ..........................................................       34,213
  Professional fees .....................................................................       17,532
  Directors' fees and expenses ..........................................................        7,416
  Other .................................................................................       10,990
                                                                                           -----------
       Total expenses ...................................................................    1,645,187
                                                                                           -----------
       Net investment income ............................................................      929,169
                                                                                           -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
     Investments ........................................................................    3,335,181
     Foreign currency transactions ......................................................      (29,958)
                                                                                           -----------
       Net realized gain ................................................................    3,305,223
  Net unrealized appreciation (depreciation) on:
     Investments ........................................................................   16,416,311
     Translation of assets and liabilities denominated in foreign currencies ............         (628)
                                                                                           -----------
       Net unrealized appreciation ......................................................   16,415,683
                                                                                           -----------
Net realized and unrealized gain ........................................................   19,720,906
                                                                                           -----------
Net increase in net assets resulting from operations ....................................  $20,650,075
                                                                                           ===========

                       See notes to financial statements.

FRANKLIN GOLD FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 1999

                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                           JANUARY 31, 2000     JULY 31, 1999
                                                                           ----------------     --------------
Increase (decrease) in net assets:
 Operations:
    Net investment income .............................................     $   929,169           $  1,744,375
    Net realized gain (loss) from investments and foreign
       currency transactions ..........................................       3,305,223           (13,405,569)
    Net unrealized appreciation on investments and translation of
        assets and liabilities denominated in foreign currencies ......      16,415,683            37,357,830
                                                                           ------------          ------------
          Net increase in net assets resulting from operations ........      20,650,075            25,696,636
 Distributions to shareholders from:
    Net investment income:
      Class A .........................................................        (889,378)             (994,385)
      Class B .........................................................         (13,722)                   --
      Class C .........................................................          (2,900)              (19,664)
      Advisor Class ...................................................         (20,202)              (17,446)
                                                                           ------------          ------------
 Total distributions to shareholders ..................................        (926,202)           (1,031,495)
 Capital share transactions: (Note 2)
      Class A .........................................................     (25,531,879)           (5,492,992)
      Class B .........................................................       2,165,606             1,189,301
      Class C .........................................................       1,048,732               795,260
      Advisor Class ...................................................         126,292               475,000
                                                                           ------------          ------------
 Total capital share transactions .....................................     (22,191,249)           (3,033,431)
          Net increase (decrease) in net assets .......................      (2,467,376)           21,631,710
Net assets:
 Beginning of period ..................................................     233,783,199           212,151,489
                                                                           ------------          ------------
 End of period ........................................................    $231,315,823          $233,783,199
                                                                           ------------          ------------
Undistributed net investment income included in net assets:
 End of period ........................................................    $    757,091          $    754,124
                                                                           ============          ============

                       See notes to financial statements.

FRANKLIN GOLD FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks capital growth.

On October 22, 1999, the Board of Directors approved an Agreement and Plan of Reorganization (the Agreement) whereby the Fund would be reorganized and its domicile changed from a California corporation to a Delaware business trust. The Board of Directors also approved a proposal to change the Fund's 1940 Act sub-classification from diversified to non-diversified. In connection with these changes, the Fund's name will change to Franklin Gold and Precious Metals Fund. These changes are subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN GOLD FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At January 31, 2000, there were 100 million shares authorized ($.10 par value), of which 45 million shares were designated as Class A, 20 million shares as Class B, 25 million shares as Class C, and 10 million shares as Advisor Class. Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                         JANUARY 31, 2000                  JULY 31, 1999*
                                                      SHARES          AMOUNT           SHARES          AMOUNT
CLASS A SHARES:
Shares sold                                        36,551,729     $339,671,645      71,612,581     $581,834,944
Shares issued in reinvestment
    of distributions                                   82,131          762,992         103,621          845,529
Shares redeemed                                   (39,431,307)    (365,966,516)    (72,253,290)    (588,173,465)
                                                   ----------     ------------        --------     ------------
Net decrease                                       (2,797,447)    $(25,531,879)       (537,088)    $ (5,492,992)
                                                   ----------     ------------        --------     ------------

CLASS B SHARES:
Shares sold                                           295,114     $  2,731,668         172,893     $  1,399,669
Shares issued in reinvestment
    of distributions                                    1,260           11,640              --               --
Shares redeemed                                       (61,625)        (577,702)        (25,546)        (210,368)
                                                   ----------     ------------        --------     ------------
Net increase                                          234,749     $  2,165,606         147,347     $  1,189,301
                                                   ----------     ------------        --------     ------------
CLASS C SHARES:
Shares sold                                         1,324,139     $ 12,470,684       2,001,528     $ 15,981,839
Shares issued in reinvestment of distributions            280            2,591           2,095           17,030
Shares redeemed                                    (1,221,449)     (11,424,543)     (1,892,631)     (15,203,609)
                                                   ----------     ------------        --------     ------------
Net increase                                          102,970     $  1,048,732         110,992      $   795,260
                                                   ----------     ------------        --------     ------------
ADVISOR CLASS SHARES:
Shares sold                                           233,165     $  2,224,316       1,513,061     $ 12,233,785
Shares issued in reinvestment of distributions          1,890           17,971           1,703           14,155
Shares redeemed                                      (209,620)      (2,115,995)     (1,427,475)     (11,772,940)
                                                   ----------     ------------        --------     ------------
Net increase                                           25,435      $   126,292          87,289      $   475,000
                                                   ----------     ------------        --------     ------------

* For the period January 1, 1999 (effective date) to July 31, 1999 for Class B shares.

FRANKLIN GOLD FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin/Templeton Distributors Inc. (Distributors), Franklin Templeton Services Inc. (FT Services) and Franklin/Templeton Investor Services Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE     MONTH-END NET ASSETS
        --------     --------------------

         .625%       First $100 million
         .500%       Over $100 million, up to and including $250 million
         .450%       In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $136,820 and $27,308, respectively.

The Fund paid transfer agent fees of $380,752, of which $316,828 was paid to Investor Services.

Included in professional fees are legal fees of $2,216 that were paid to a law firm in which a partner is an officer of the fund.


4. INCOME TAXES

At July 31, 1999, the Fund had tax basis capital losses of $43,942,389, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2005                                      $ 6,513,315
         2006                                        8,665,097
         2007                                       28,763,977
                                                   -----------
                                                   $43,942,389
                                                   ===========

At July 31, 1999, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 1998 of $2,480,366 and $2,421, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2000.

FRANKLIN GOLD FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At January 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $250,785,427 was as follows:

        Unrealized appreciation          $ 63,423,281
        Unrealized depreciation           (87,192,622)
                                         ------------
        Net unrealized depreciation      $(23,769,341)
                                         ------------


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 2000, aggregated $3,541,364 and $24,000,283, respectively.


6. CREDIT FACILITY

Certain Franklin Templeton Funds, including the Franklin Gold Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At January 31, 2000, the Fund had not utilized this credit facility.

FRANKLIN GOLD FUND
Tax Designation

At January 31, 2000, more than 50% of the Franklin Gold Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C and Advisor Class shareholders in December 1999.

                                                          CLASS A                                    CLASS B
                                                          -------                                    -------
                                           FOREIGN TAXES         FOREIGN SOURCE        FOREIGN TAXES         FOREIGN SOURCE
COUNTRY                                  WITHHELD PER SHARE     INCOME PER SHARE     WITHHELD PER SHARE     INCOME PER SHARE
-------                                  ------------------     ----------------     ------------------     ----------------
Australia                                         $0.0007             $0.0088                 $0.0007             $0.0101
Canada                                             0.0031              0.0086                  0.0031              0.0098
Ghana                                              0.0004              0.0017                  0.0004              0.0020
Peru                                               0.0000              0.0011                  0.0000              0.0013
South Africa                                       0.0003              0.0342                  0.0003              0.0388
United Kingdom                                     0.0019              0.0062                  0.0019              0.0071
                                                  -------             -------                 -------             -------
TOTAL                                             $0.0064             $0.0606                 $0.0064             $0.0691
                                                  =======             =======                 =======             =======

                                                          CLASS C                                 ADVISOR CLASS
                                                          -------                                 -------------
                                           FOREIGN TAXES         FOREIGN SOURCE        FOREIGN TAXES         FOREIGN SOURCE
COUNTRY                                  WITHHELD PER SHARE     INCOME PER SHARE     WITHHELD PER SHARE     INCOME PER SHARE
-------                                  ------------------     ----------------     ------------------     ----------------
Australia                                         $0.0007             $0.0018                 $0.0007             $0.0111
Canada                                             0.0031              0.0017                  0.0031              0.0107
Ghana                                              0.0004              0.0003                  0.0004              0.0022
Peru                                               0.0000              0.0002                  0.0000              0.0014
South Africa                                       0.0003              0.0071                  0.0003              0.0429
United Kingdom                                     0.0019              0.0013                  0.0019              0.0078
                                                  -------             -------                 -------             -------
TOTAL                                             $0.0064             $0.0124                 $0.0064             $0.0761
                                                  =======             =======                 =======             =======


In January 2000, shareholders received Form 1099-DIV, which included their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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